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                                                                    Exhibit 99.1

Axeda Media Relations                       Axeda Investor Relations
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Lisa-Marie Barker                           Idalia Rodriguez
Director, Marketing Communications          Investor Relations
Axeda Systems Inc.                          Axeda Systems Inc.
508-337-9200                                610-407-7345
lbarker@axeda.com                           investor_relations@axeda.com
                                            ----------------------------

Ariane Doud
Media Relations
Mullen
978-468-8943
ariane.doud@mullen.com

                                                             Axeda Systems Inc.
                                                             89 Forbes Boulevard


                                  News Release


                 RAVISENT and eMation Become Axeda Systems Inc.

        Company Momentum Builds in Device Relationship Management Market
                   Following Successful Closure of Acquisition

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Mansfield, January 14, 2002 - RAVISENT Technologies Inc. (NASDAQ: RVST) and its
subsidiary, eMation, Inc., announced that they have changed their names to become Axeda Systems Inc. The move comes on the heels of the completion of the acquisition of eMation by RAVISENT last month. Axeda is a leading provider of Device Relationship Management (DRM) software and services that allow companies such as Beckman Coulter, Air Liquide and Varian Medical to optimize their businesses by using the Internet to tap the value of real-time device information. The company also announced that effective February 5, 2002 it will change its stock symbol to XEDA on the NASDAQ exchange.

The new Axeda name, pronounced aks-ee-da, reinforces the company's mission and communicates energy, motion and action and suggests the concepts of access, speed and exceeding expectations. The imagery of the logo and associated design elements further support these concepts with the representation of speed over distance, tapping-into, and the unlocking of valuable, yet hidden information.

"The launch of Axeda is a key milestone, symbolic of the unification and focus of our company in helping enterprises utilize device information to optimize their service, development, sales and manufacturing operations," said Robert M. Russell Jr., Axeda chairman and CEO. "DRM is already providing significant ROI across a wide range of industries including medical instruments, industrial machines, and office equipment. We are aligning our business to realize the benefits of this growing market."

A January, 2002 study conducted by Harbor Research, Inc. reports that the number of non-PC/non-phone intelligent devices to be networked for remote monitoring and e-services is expected to exceed over 500 million devices in 2010. Connected intelligent devices will represent an annual $40B opportunity in 2006 for the companies involved in the networking, monitoring, and servicing of those devices. "Axeda is well positioned to take advantage of the rapid growth for making intelligent devices available and accessible via Intranets and Extranets," said John C. Williams, Manager of Research, Harbor Research, Inc.

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"Device OEMs and service providers are actively pursuing device-enablement opportunities, and we expect that they will look to commercial vendors who have created device management solutions. The Axeda DRM offering will be a helpful solution to companies who want to have Internet access to devices that exist behind corporate firewalls."

With the Axeda Device Relationship Management System, organizations can monitor, manage, and service intelligent devices deployed at remote sites anywhere in the world - cost effectively, and in real time. The Axeda DRM System enables the communication and management of device data from customer to service organization, from factory floor to executive suite, across the enterprise and throughout the device lifecycle. Companies are rapidly gaining a competitive advantage by harnessing this new technology to improve their operating efficiency and profitability while simultaneously increasing customer satisfaction and retention.

[NB4] In separate releases the company also announced today:

      . A new version of its Axeda DRM system that provides scalable, high availability data management, and advanced device and user administration for deployment with large populations of mission critical devices. The new version, release 2.5, also provides integration with Siebel 7 Field Service and offers new tools for the development of custom DRM applications.

     . An enhancement to its popular Wizcon(TM) Supervisory Control and Data Acquisition (SCADA) product, part of the newly-named Axeda Supervisor(TM) suite, offers intelligent, Firewall-Friendly(TM), Internet communications technology to provide sophisticated device monitoring and control within the Axeda Device Relationship Management
          (DRM) System. Now any of the thousands of makers and users of machine tools, industrial automation devices and real-time information systems that currently employ Wizcon can easily extend their solution to use the full Axeda DRM System to optimize their businesses.

Axeda products have been helping enterprises transform device information into business insight since 1988. The company has deployed its mission critical software at thousands of customer sites worldwide where some of the world's most highly regarded businesses depend on its solutions every day.

About Axeda
Axeda Systems Inc. is an enterprise software and services company that helps businesses become more competitive by using the Internet to tap the value of real-time information to optimize their service, development, sales and manufacturing operations. The company's flagship Axeda Device Relationship Management System is a distributed software solution that lets businesses monitor, manage and service intelligent devices deployed at remote sites. Axeda serves Global 2000 companies in multiple markets including Industrial and Building Automation, Technology, Medical Instrumentation, Office and Semiconductor Equipment industries through sales and service offices in the US, Europe, Israel and Japan, and distribution partners worldwide. More information about Axeda is available at www.axeda.com.
                            -------------

About Device Relationship Management
The intelligent devices that we see and interact with everyday such as copiers, elevators, vending machines, building control units, medical devices, and even automobiles represent an important new source of business information. To date most enterprises have not been able to tap this information. Device Relationship Management addresses this significant information blind spot by providing a distributed information management system that leverages the Internet to allow timely, accurate, and unbiased information to be communicated automatically between devices deployed at customer facilities and external service personnel or enterprise business systems. Device Relationship Management helps turn reactive businesses into proactive businesses providing new sources of revenue and increased operational efficiency at lower costs.

(C)2002 Axeda Systems[n8]. All rights reserved.
Axeda, Axeda Systems, Axeda DRM, Axeda Supervisor, Wizcon, and Firewall-Friendly are trademarks of Axeda Systems Inc. All other trademarks are property of their respective owners.

This press release may contain certain forward-looking statements that relate to Axeda's future business and financial performance. Such statements are subject to a number of risks and uncertainties that may cause the actual events of future results

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to differ from those discussed herein. Such factors include, among others: the potential for growth in the pervasive computing market; uncertainties regarding Axeda's stock repurchase program; Axeda's limited operating history, fluctuating quarterly operating results, expectation of future losses, dependence on current product lines, dependence on a small number of customers, lack of long-term commitments with customers, dependence on manufacturers and strategic relationships, and product delays; uncertainties in the market for DRM products; the long sales cycle for DRM products; limited distribution channels; the difficulty of protecting proprietary rights, the ability to manage growth and attract and retain additional personnel; the potential for defects in products; risks from international operations; Axeda's ability to raise capital in the future; competition; Axeda's ability to manage technological change and respond to evolving industry standards; and government regulation. Investors are advised to read Axeda's (formerly Ravisent Technologies Inc.'s) Annual Report on Form 10-K and quarterly reports on Form 10-Q and Forms 8-K and the company's proxy statement filed with the Securities and Exchange Commission, particularly those sections entitled "Factors Affecting Operating Results" and "Risk Factors" for a more complete discussion of these and other risks and uncertainties.